Exhibit 99.1

Piper Jaffray Financial Institutions Conference May 16 - 17, 2017 Palm Beach, FL

Forward - Looking Statements This presentation contains forward - looking statements . Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward - looking . These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends” and similar words or phrases . Accordingly, these statements are only predictions and involve estimates, known and unknown risks, assumptions and uncertainties that could cause actual results to differ materially from those expressed in them . Our actual results could differ materially from those anticipated in such forward - looking statements as a result of several factors more fully described under “Risk Factors” in our Annual Report on Form 10 - K, Item 1 A, filed with the Securities and Exchange Commission . Any or all of our forward - looking statements in this presentation may turn out to be inaccurate . The inclusion of this forward - looking information should not be regarded as a representation by us that the future plans, estimates or expectations contemplated by us will be achieved . We have based these forward - looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs . There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward looking statements including, but not limited to the risk factors described above and : (1) changes in general economic and financial market conditions ; (2) changes in the regulatory environment ; (3) economic conditions generally and in the financial services industry ; (4) changes in the economy affecting real estate values ; (5) our ability to achieve loan and deposit growth ; (6) the completion of our future acquisitions or business combinations and our ability to integrate the acquired business into our business model ; (7) projected population and income growth in our targeted market areas ; and (8) volatility and direction of market interest rates and a weakening of the economy which could materially impact credit quality trends and the ability to generate loans . All forward - looking statements are necessarily only estimates of future results and actual results may differ materially from expectations . You are, therefore, cautioned not to place undue reliance on such statements which should be read in conjunction with the other cautionary statements that are included elsewhere in this presentation . Further, any forward - looking statement speaks only as of the date on which it is made and we undertake no obligation to update or revise any forward - looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events . 2

ConnectOne Bancorp, Inc. Overview (NASDAQ: CNOB)

- Holding company for ConnectOne Bank, headquartered in Englewood Cliffs, NJ
- Approximately $4.5 billion in total assets, $3.6 billion in total loans and $3.4 billion in total deposits
- 21 locations across Manhattan, Bergen, Essex, Hudson, Mercer, Monmouth, Morris and Union counties
- One of the largest New Jersey-based banking institutions with increased scale, technology and lending capabilities serving middle market commercial businesses
- Market capitalization: ~$750 million
- Current quarterly dividend $0.075 per common share; approximately 1.2% yield


New York City

- Strategically placed offices throughout the NJ/NY metro area
- Tactical expansion strategy
- Retail locations serve as "business hubs"

3
ConnectOne Bancorp

Strategy and Vision □ Offering high - quality, personal service which minimizes client turnover □ Capitalizing on banking dislocation in our region □ Maintaining solid asset quality through strong credit culture □ Utilizing our exceptional market area to grow a high - quality, loyal client base □ Operating with a “sense of urgency” culture that differentiates us from our competitors □ Planning and investing in scalable infrastructure and technological products for the “future of banking ” □ Continuing to evolve the retail model coupling expert staff with technology 4 We position ourselves as “a better place to be” for clients, community, employees and shareholders by:

5 □ Strategically placed offices throughout the NJ/NY metro area □ Densely populated, high - growth markets □ Our market footprint accounts for approximately $2 trillion of the $18 trillion United States GDP □ New Jersey ranks amongst the highest in the nation by both median household income and per capita income, and the highest in population density – Bergen County ranks among the top in the state in relation to these demographics □ Market is largely dominated by the largest institutions in the country, leaving tremendous opportunity for banks catering to middle market business □ Retail locations serve as “business hubs” supporting clients beyond their geographic footprint because of the technology the bank offers Highly Attractive Operating Area

6 ConnectOne Milestones

7 Performance Trends *Non - GAAP measure which excludes securities gains and charges related to the Bank’s taxi medallion portfolio. See appendix for a reconciliation of GAAP and non - GAAP measures. $0.37 $0.39 $0.41 $0.41 $0.39 $- $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Adjusted* Diluted EPS Reflects Equity Raise in December of 2016

8 Performance Trends (cont.) $10.78 $11.09 $11.60 $11.96 $12.23 $- $3.00 $6.00 $9.00 $12.00 $15.00 3/31/2016 6/30/2016 9/30/2016 12/31/2016 3/31/2017 Tangible Book Value Per Share* Consistently building shareholder value * Non - GAAP measure, see appendix for a reconciliation of GAAP and non - GAAP measures.

9 Performance Trends (cont.) 1 ) Peer group includes banks and thrifts between $1.0B and $7.5B in assets located in Northeast and Mid - Atlantic regions. Median reflects the most recent 5 quarters of reported results. Data sourced from SNL Financial. 1.17% 1.18% 1.18% 1.20% 1.19% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Adjusted* Return on Assets Peer Median 1) *Non - GAAP measure which excludes securities gains and charges related to the Bank’s taxi medallion portfolio. See appendix for a reconciliation of GAAP and non - GAAP measures.

10 Performance Trends (cont.) 1 ) Peer group includes banks and thrifts between $1.0B and $7.5B in assets located in Northeast and Mid - Atlantic regions. Median reflects the most recent 5 quarters of reported results. Data sourced from SNL Financial. 14.05% 14.35% 14.28% 13.88% 12.91% 0.00% 3.00% 6.00% 9.00% 12.00% 15.00% 18.00% Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Adjusted* Return on Equity Peer Median 1) Reduction reflects December 2016 equity raise *Non - GAAP measure which excludes securities gains and charges related to the Bank’s taxi medallion portfolio. See appendix for a reconciliation of GAAP and non - GAAP measures.

11 Performance Trends (cont.) 1 ) Peer group includes banks and thrifts between $1.0B and $7.5B in assets located in Northeast and Mid - Atlantic regions. Median reflects the most recent 5 quarters of reported results. Data sourced from SNL Financial. 42.7% 41.5% 41.2% 42.5% 44.0% 25.0% 35.0% 45.0% 55.0% 65.0% 75.0% 85.0% 95.0% Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Operating Efficiency Ratio* Peer Median 1) Includes investments in technology and infrastructure to support our growth *Non - GAAP measure, see appendix for a reconciliation of GAAP and non - GAAP measures.

12 Capital Strength 9.08% 9.44% 9.79% 9.92% 11.83% 10.24% 10.50% 11.03% 11.03% 11.70% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% TCE Ratio Leverage Ratio CET 1 Ratio Tier 1 Ratio Risk-based Capital Ratio At March 31, 2017 Bancorp Bank Well Capitalized

13 Loan Portfolio Diversification As of 3/31/17 - $ 3.6 Billion Other CRE 38% Multifamily 31% Business Loans 24% Residential/ Consumer 7% Type Balance Percentage Type Balance Percentage CRE - Retail $ 329 9% OOC - Retail $ 87 2% CRE - Office 158 5% OOC - Warehouse / Industrial 71 2% CRE - Warehouse / Industrial 122 3% OOC - Office 71 2% CRE - Other / Misc 105 3% OOC - Office / Warehouse or Mixed Use 64 2% CRE - Land Loan for Future Development 86 2% OOC - Other 37 1% CRE - Mixed Use 77 2% Total CRE - Owner Occupied 330 9% CRE - Land Loan (Land Only - No Construction) 27 <1% Total CRE - Non - Owner Occupied 904 25% C&I - Service 184 5% Commercial - Schools 121 3% Construction - 1 to 4 Family (For Sale / Rental) 129 4% C&I - Transportation 71 2% Construction - 64 to 99 Units 86 2% C&I - Contactors 70 2% Construction - 25 to 64 Units 81 2% C&I - Residential 1 to 4 Family 58 2% Construction - Retail 56 2% C&I - Other 19 <1% Construction - 100 or More Units 54 2% C&I - Distribution 10 <1% Construction - 10 to 24 Units 51 1% C&I - Manufacturing 3 <1% Construction - Mixed Use 9 <1% Total C&I 536 15% Construction - 5 to 9 Units 9 <1% Total Business Loans $ 866 24% Construction - Office 5 <1% Construction - Warehouse / Industrial 3 <1% Construction - 1 to 4 Family (Personal Use) 2 <1% Total Construction 485 13% Total CRE - Other $ 1,389 38% Multifamily - 10 to 24 unit $ 369 10% Residential - 1st Lien $ 194 5% Multifamily - 25 to 64 units 355 10% Home Equity - 2nd Lien (LOC) 44 1% Multifamily - 100 units or more 219 6% Home Equity - 1st Lien (Fixed) 3 <1% Multifamily - 5 to 9 units 99 3% Home Equity - 2nd Lien (Fixed) 2 <1% Multifamily - 64 units to 99 units 93 2% Consumer - Personal (Unsecured) 1 <1% Total Multifamily $ 1,135 31% Total Residential & Consumer $ 244 7%

14 Loan Portfolio and Loan - to - Deposit Ratio $3,264 $3,376 $3,461 $3,554 $3,634 112.8% 105.5% 105.9% 106.3% 108.3% 85.0% 90.0% 95.0% 100.0% 105.0% 110.0% 115.0% 120.0% 125.0% 130.0% 135.0% $0 $600 $1,200 $1,800 $2,400 $3,000 $3,600 $4,200 3/31/2016 6/30/2016 9/30/2016 12/31/2016 3/31/2017 Total Loans Loan-to-Deposit Ratio $ MM Note: Total loans includes both loans receivable and loans held - for - sale.

15 Loan Funding Metrics *Excludes impact of $36.5 million taxi m edallion charge - off for the quarter ended December 31, 2016. $279 $238 $229 $374 $342 $114 $126 $144 $244 $262 $165 $112 $85 $130 $80 4.00% 4.17% 4.28% 4.00% 4.21% 2.50% 2.75% 3.00% 3.25% 3.50% 3.75% 4.00% 4.25% 4.50% $- $100 $200 $300 $400 $500 $600 Q1 2016 Q2 2016 Q3 2016 Q4 2016* Q1 2017 Gross Loan Fundings Loans Paidoff Net Growth Average Funding Rate $ MM Largest Gross Fundings in the Company’s History

16 Commitment to Solid Credit Quality □ Comprehensive underwriting standards and processes  Disciplined LTV and DSC standards  Loan origination process supported by specialized teams of credit analysts □ We stick to what we do best  High quality direct commercial lending  No reliance on participations or wholesale loan purchases  Stay away from riskier lending, e.g., indirect auto, 2nd lien positions, leasing, SBA lending or anything “sub - prime ” □ Lending within geographic footprint  NYC Metro region economically strong and diverse □ Multi - faceted stress testing  Every loan tested during underwriting process  Quarterly modeling performed in conjunction with ALCO processes  Annual third - party testing conducted on approximately 2/3 rd ’s of the portfolio □ Continued focus on loan monitoring and collection by a team of portfolio managers and loan workout specialists

17 Commitment to Solid Credit Quality (cont.) *Non - GAAP measure which excludes taxi medallion loans. See appendix for a reconciliation of GAAP and non - GAAP measures. 0.62% 0.55% 0.24% 0.16% 0.36% 0.06% 0.01% 0.20% 0.06% 0.01% 0.00% 0.50% 1.00% 1.50% 2.00% 3/31/2016 6/30/2016 9/30/2016 12/31/2016 3/31/2017 Nonaccrual Loans/Loans Recievable* Net Charge-offs*

18 CRE Concentrations - Positive Trends □ ConnectOne has maintained high levels of CRE concentration for an extended period of time □ Our combination of strong organic growth and sound asset quality is our hallmark □ We continue to focus on loan diversification □ Our policies and procedures have stood up to regulatory scrutiny □ ConnectOne and Legacy ConnectOne regulated by the FDIC and NJ DOBI over the last 12+ years Loans By Call Code; ratios prior to 2014 represent Legacy ConnectOne Bank (1) Proforma reflects merger of ConnectOne and Union Center, which was consummated on 7/1/14 (2) Reflects 15% annualized growth rate from 03/31/17. 473% 533% 423% 436% 405% 398% 407% 68% 86% 75% 81% 110% 133% 122% 0% 100% 200% 300% 400% 500% 600% 700% 2011 2012 2013 2014 2015 2016 Q1 2017 CRE as a Percentage of Total Risk Based Capital CRE Construction 219% 79% 83% 0% 100% 200% 300% 400% 3/31/2017 Projected 9/30/17 Trailing 36 Month Growth Rate Actual Proforma (excludes merger) (includes merger) 2 ) 1)

19 CRE Portfolio (excluding Multifamily) □ Approximately 70% located in New Jersey and 24% is located in New York □ Relationship based lending to seasoned sponsors with strong track records □ Underwriting standards require a maximum LTV of 75% and a minimum debt service coverage ratio of 1.25x on CRE loans, although some asset classes are more conservative □ Average LTV on CRE portfolio is less than 60% □ Limited cash out permitted on CRE Loans □ Construction loans are limited to 50% on land cost and 75% on total costs; HVCRE loans represent a very small percentage of the Bank’s loan portfolio □ Dedicated team of 10, consisting of lenders, portfolio managers, and loan administrators for originations and monitoring the construction portfolio

20 Multifamily Portfolio □ Total portfolio $1.1 billion; approximately 90% located in Northern New Jersey □ Portfolio average loan size $2.1mm; duration just over 3 years; yield ~3.70% □ Targeted concentration: approximately 1/3 of total loan portfolio □ We have been originating multifamily loans since the inception of the bank □ We focus on relationship lending to seasoned operators with strong track records □ Underwriting criteria includes maximum 75% LTV and a 1.25x DSCR based on our estimates of operating performance □ We meet all borrowers, visit our properties and underwrite to our strict criteria □ Our borrowers are clients; majority have their affiliated depository relationships with the bank □ Our portfolio does not contain any loans purchased in the open market

21 C&I Lending □ Objective is to increase non - CRE lending and increase relationship deposits □ C&I teams are targeting both small and middle - market businesses, including manufacturing, service - related and distributors □ Business sizes range from $2 million to $100 million in average annual revenues. Credit extended ranges from approximately $ 1 million to $20 million □ Provide various solutions including, but not limited to, working capital, equipment finance, and asset - based lending □ A leading provider of banking services to Independent Schools in New Jersey □ Focused effort on growing NYC market share which is now supported by our NYC office located in Midtown Manhattan

22 Taxi Medallion Portfolio □ $61.3 million at March 31, 2017 □ Exclusively NYC - Manhattan medallions; 95% corporate □ We have reduced our exposure to only 1.7% of total loans and 13.8% of Bank’s Tier 1 capital, thus virtually no impact on our pursuit of strategic plans and goals □ Our current intent is to liquidate entire portfolio □ Recent cash flow approximates an annualized 5% of carrying balance and is being applied to principal, thereby reducing exposure even further □ Carrying value per medallion of approximately $450,000, among most conservative in banking industry

23 Total Deposit Composition Note: Wholesale deposits include brokered deposits, excluding reciprocal, and listing services. Wholesale 18% Interest Transaction 61% CDs 15% Noninterest Demand 24% Franchise Deposits 82% As of 03/31/17 - $3.4 Billion

24 Noninterest - bearing Deposit Trends $609 $582 $640 $667 $656 $615 $649 $656 $695 $671 $300 $350 $400 $450 $500 $550 $600 $650 $700 $750 $800 3/31/2016 6/30/2016 9/30/2016 12/31/2016 3/31/2017 Average Quarterly Balance As of Balance $ MM

25 Liquidity Management □ We focus on core deposit growth, particularly noninterest - bearing demand  Recent strategic initiatives have proven successful towards both growing upon existing relationships and attracting new clients □ ConnectOne has historically managed a loan - to - deposit ratio over 100%. Our loan to deposit ratio was ~108% at quarter - end □ We utilize attractively priced wholesale funding along the curve to manage interest rate risk □ We are continuously aiming to build on the breadth and depth of our sources of funds including commercial customers, our retail branch network, public funds, the FHLB, brokered and listing services □ Our philosophy balances liquidity, interest rate risk and core deposits to support growth, enhance returns and maximize franchise value

26 Net Interest Margin and Interest Rate Risk 3.45% 3.40% 3.32% 3.36% 3.40% 3.31% 3.28% 3.22% 3.27% 3.33% 3.30% 3.25% 3.24% 3.33% 3.30% 3.15% 3.25% 3.35% 3.45% 3/31/2016 6/30/2016 9/30/2016 12/31/2016 3/31/2017 GAAP NIM Adjusted NIM* Peer Median 1) - 2.9% 3.0% 5.8% 8.4% - 2.9% 2.4% 4.7% 6.7% -5.0% 0.0% 5.0% 10.0% 15.0% Down 100 Up 100 Up 200 Up 300 IRR Under Immediate and Parallel Rate Shock Est. 1 Year Change in NII December 31, 2016 March 31, 2017 1 ) Peer group includes banks and thrifts between $1.0B and $7.5B in assets located in Northeast and Mid - Atlantic regions. Data sourced from SNL Financial. *Non - GAAP measure, s ee appendix for a reconciliation of GAAP and non - GAAP measures.

27 Three Ways To Win 1. Organic Growth □ Loan growth rates well in excess of market averages □ Increasing percentage of DDA to total deposits □ Efficient operating structure, with potential to further leverage □ Untapped sources of revenue 2. Expansion through Opportunistic Acquisition □ Skilled acquiror □ Attractive currency relative to smaller in - market participants 3. Franchise Value □ Valuable geographic footprint □ Loyal and profitable client base □ Potentially attractive to both in - market and out - of - market institutions □ Management team and b oard committed to shareholder value

Proven growth - oriented investment Highly attractive franchise with enhanced size, scale and geographic footprint in key NJ/NY metro market Robust organic loan generator with history of strong credit quality Skilled acquiror - Poised to benefit from opportunistic transactions Engaged and experienced management team and board S hares trading at a compelling discount to peers on forward P/E multiple x x x x x x A Compelling Investment Opportunity 28

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APPENDIX 30

31 Appendix Reconciliation of GAAP and non - GAAP measures (dollars in thousands, except share data) Mar. 31, Dec. 31, Sept. 30, June 30, Mar. 31, 2017 2016 2016 2016 2016 Net income (loss) (GAAP) 11,880$ (2,024)$ 11,856$ 10,859$ 10,391$ Less: preferred dividends - - - - 22 Net income (loss) available to common stockholders (GAAP) 11,880$ (2,024)$ 11,856$ 10,859$ 10,369$ Reconciliation of GAAP Earnings to Adjusted Earnings Net gains on sales of securities (1,596)$ -$ (4,131)$ (103)$ -$ Increase in valuation allowance 2,600 - - - - Provision related to taxi cab medallion loans - 24,000 5,000 1,750 1,487 Adjusting items 1,004 24,000 869 1,647 1,487 Adjusting items income tax benefit 451 9,329 313 593 535 Adjusting items, after taxes 553 14,671 556 1,054 952 Adjusted earnings available to common stockholders (non-GAAP) 12,433$ 12,647$ 12,412$ 11,913$ 11,321$ Weighted average diluted shares outstanding 32,192,643 30,729,359 30,401,684 30,340,376 30,257,676 Diluted EPS (GAAP) 0.37$ (0.07)$ 0.39$ 0.36$ 0.34$ Adjusted Diluted EPS (Non-GAAP) (1) 0.39 0.41 0.41 0.39 0.37 Three Months Ended

Appendix

Reconciliation of GAAP and non-GAAP measures (cont.)

(dollars in thousands, except share data)	Three Months Ended				
	Mar. 31, 2017	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	Mar. 31, 2016
Return on Assets Measures					
Adjusted earnings available to common stockholders (non-GAAP)	$ 12,433	$ 12,647	$ 12,412	$ 11,913	$ 11,321
Add: preferred dividends	-	-	-	-	22
Adjusted net income (non-GAAP)	$ 12,433	$ 12,647	$ 12,412	$ 11,913	$ 11,343
Average assets	$ 4,382,314	$ 4,349,961	$ 4,344,796	$ 4,212,307	$ 4,034,375
Less: average intangible assets	(148,930)	(149,123)	(149,317)	(149,525)	(149,741)
Average tangible assets	$ 4,233,383	$ 4,200,838	$ 4,195,479	$ 4,062,782	$ 3,884,634
Return on avg. assets (GAAP)	1.10%	-0.19%	1.09%	1.04%	1.04%
Adjusted return on avg. tangible assets (non-GAAP) (2)	1.19%	1.20%	1.18%	1.18%	1.17%
Return on Equity Measures					
Adjusted earnings available to common stockholders	$ 12,433	$ 12,647	$ 12,412	$ 11,913	$ 11,321
Average common equity	$ 539,544	$ 511,663	$ 495,141	$ 483,519	$ 473,849
Less: average intangible assets	(148,930)	(149,123)	(149,317)	(149,525)	(149,741)
Average tangible common equity	$ 390,613	$ 362,540	$ 345,824	$ 333,994	$ 324,108
Return on avg. common equity (GAAP)	8.93%	-1.57%	9.53%	9.03%	8.80%
Adjusted return on avg. tangible common equity (non-GAAP) (3)	12.91%	13.88%	14.28%	14.35%	14.05%

32

ConnectOne Bancorp

33 Appendix Reconciliation of GAAP and non - GAAP measures (cont.) (dollars in thousands, except share data) Mar. 31, Dec. 31, Sept. 30, June 30, Mar. 31, 2017 2016 2016 2016 2016 Efficiency Measures Total noninterest expenses 18,249$ 15,252$ 14,551$ 14,352$ 14,353$ Increase in valuation allowance (2,600) - - - - Foreclosed property expense (100) (81) (37) 10 (167) Operating noninterest expense 15,549$ 15,171$ 14,514$ 14,362$ 14,186$ Net interest income (FTE) 33,955$ 34,120$ 33,762$ 33,112$ 31,985$ Noninterest income 3,003 1,573 5,576 1,570 1,202 Net gains on sales of investment securities (1,596) - (4,131) (103) - Operating revenue 35,362$ 35,693$ 35,207$ 34,579$ 33,187$ Operating efficiency ratio (non-GAAP) (4) 44.0% 42.5% 41.2% 41.5% 42.7% Net Interest Margin Average interest-earning assets 4,053,324$ 4,038,030$ 4,041,020$ 3,912,802$ 3,728,958$ Net interest income (FTE) 33,955$ 34,120$ 33,762$ 33,112$ 31,985$ Impact of purchase accounting fair value marks (649) (960) (1,045) (1,245) (1,335) Adjusted net interest income 33,306$ 33,160$ 32,717$ 31,867$ 30,650$ Net interest margin (GAAP) 3.40% 3.36% 3.32% 3.40% 3.45% Adjusted net interest margin (non-GAAP) (5) 3.33% 3.27% 3.22% 3.28% 3.31% Three Months Ended

34 Appendix Reconciliation of GAAP and non - GAAP measures (cont.) Mar. 31, Dec. 31, Sept. 30, June 30, Mar. 31, (dollars in thousands, except share data) 2017 2016 2016 2016 2016 Capital Ratios and Book Value per Share Common equity 540,277$ 531,032$ 499,588$ 484,414$ 474,727$ Less: intangible assets (148,804) (148,997) (149,190) (149,383) (149,600) Tangible common equity 391,473$ 382,035$ 350,398$ 335,031$ 325,127$ Total assets 4,460,816$ 4,426,348$ 4,327,804$ 4,262,914$ 4,091,000$ Less: intangible assets (148,804) (148,997) (149,190) (149,383) (149,600) Tangible assets 4,312,012$ 4,277,351$ 4,178,614$ 4,113,531$ 3,941,400$ Common shares outstanding 32,004,471 31,944,403 30,197,318 30,197,318 30,163,078 Common equity ratio (GAAP) 12.11% 12.00% 11.54% 11.36% 11.60% Tangible common equity ratio (non-GAAP) (6) 9.08% 8.93% 8.39% 8.14% 8.25% Book value per share (GAAP) 16.88$ 16.62$ 16.54$ 16.04$ 15.74$ Tangible book value per share (non-GAAP) (7) 12.23 11.96 11.60 11.09 10.78 As of

35 Appendix Reconciliation of GAAP and non - GAAP measures (cont.) Mar. 31, Dec. 31, Sept. 30, June 30, Mar. 31, 2017 2016 2016 2016 2016 NCO Detail Net loan charge-offs: Charge-offs 71$ 37,074$ 1,910$ 77$ 512$ Recoveries (129) (2) (12) (16) (14) Net loan charge-offs (58)$ 37,072$ 1,898$ 61$ 498$ as a % of average total loans (annualized) -0.01% 4.23% 0.22% 0.01% 0.06% Net loan charge-offs (excluding taxis): Charge-offs (excluding taxis) 71$ 540$ 1,694$ 77$ 512$ Recoveries (excluding taxis) (5) (2) (12) (16) (14) Net loan charge-offs (excluding taxis) 66$ 538$ 1,682$ 61$ 498$ as a % of average total loans (annualized) 0.01% 0.06% 0.20% 0.01% 0.06% Nonaccrual loans (excluding taxis) 12,790$ 5,734$ 7,856$ 18,029$ 19,579$ Nonaccrual loans (excluding taxis) as a % of loans receivable 0.36% 0.16% 0.24% 0.55% 0.62% Loans receivable (excluding taxis) 3,571,663$ 3,475,832$ 3,342,525$ 3,272,502$ 3,160,617$ Three Months Ended

36 Appendix Reconciliation of GAAP and non - GAAP measures (cont.) (1) Adjusted earnings available to common stockholders divided by weighted average diluted shares outstanding. (2) Adjusted net income divided by average assets. (3) Adjusted net income excluding amortization of intangible assets divided by average tangible assets. (4) Operating noninterest expense divided by operating revenue. (5) Adjusted net interest income divided by average interest-earning assets. (6) Tangible common equity divided by tangible assets. (7) Tangible common equity divided by common shares outstanding at period-end.